UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2010
Advanta Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania	19477

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 657-4000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Material Compensatory Plan, Contract or Arrangement
As previously reported, Advanta Corp. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the State of Delaware (the “Bankruptcy Court”) Case No. 09-13931 (KJC) (the “Chapter 11 Cases”). The Chapter 11 Cases for the Company and certain of the Debtors commenced on November 8, 2009 and the Chapter 11 Cases for certain other Debtors commenced on November 20, 2009. As previously disclosed, the Debtors are preparing a chapter 11 plan that will provide for the liquidation over time of the Debtors’ assets.
On June 15, 2010, the Bankruptcy Court entered an order (the “Order”) authorizing the Company to implement the Post-Petition Advanta Employees’ Severance Plan (the “Post-Petition Severance Plan”). The period to appeal the Order expired on June 29, 2010 without any appeals being filed, thereby making the Order final. The Post-Petition Severance Plan is effective as of June 15, 2010, and allows the Debtors to pay severance payments upon the termination of the employment of certain Eligible Employees (as defined in the Post-Petition Severance Plan) who are employees of a Debtor on or after the effective date of the Post-Petition Severance Plan. In order for an Eligible Employee to receive payments under the Post-Petition Severance Plan, several conditions must be met as set forth in the Post-Petition Severance Plan. The Post-Petition Severance Plan supersedes any Eligible Employee’s severance entitlements under the Advanta Employees’ Severance Pay Plan, the Advanta Corp. Employee Change of Control Severance Plan and the Advanta Senior Management Change of Control Plan (collectively, the “Superseded Plans”).
Of the Company’s three remaining Named Executive Officers, only the Company’s Chief Financial Officer, Philip Browne, is eligible to participate in the Post-Petition Severance Plan. The maximum amount that Mr. Browne could receive pursuant to the Post-Petition Severance Plan if all conditions are satisfied is $275,743, which amount is substantially less than Mr. Browne may have been eligible to receive under the Superseded Plans. A copy of the Post-Petition Severance Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1	Post-Petition Advanta Employees’ Severance Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanta Corp.
(Registrant)

Date: July 2, 2010	By:	/s/ Jay A. Dubow
Jay A. Dubow,
Chief Administrative Officer, Senior Vice President, Secretary and General Counsel